Fourth Quarter 2019 Investor Presentation November 13, 2019

IMPORTANT INFORMATION FOR SHAREHOLDERS AND INVESTORS This presentation shall not constitute an offer to sell, the solicitation of an offer to sell, or the solicitation of an offer to buy any securities or the solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed merger with FNB Financial Corp. (“FNB”), FB Financial Corporation (“FB Financial”) will file a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”), which will contain the proxy statement of FNB and a prospectus of FB Financial. Investors and shareholders are encouraged to read the registration statement, including the proxy statement/prospectus that will be part of the registration statement, because it will contain important information about the proposed transaction, FNB, and FB Financial. After the registration statement is filed with the SEC, the proxy statement/prospectus and other relevant documents will be mailed to FNB shareholders and will be available for free on the SEC’s website (www.sec.gov). The proxy statement/prospectus will also be made available for free by contacting FB Financial Corporation Investor Relations at (615) 564-1212 or investors@firstbankonline.com. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. PARTICIPANTS IN THE SOLICITATION FB Financial, FNB, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from FNB shareholders in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of FB Financial may be found in the definitive proxy statement for FB Financial’s 2019 annual meeting of shareholders, filed with the SEC by FB Financial on April 16, 2019, and other documents subsequently filed by FB Financial with the SEC. Information about the directors and executive officers of FNB, including additional information regarding the interests of such participants, will also be included in the proxy statement/prospectus regarding the proposed transaction when it becomes available. Free copies of these documents may be obtained as described in the paragraph above. 1

Forward looking statements Certain statements contained in this presentation may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, without limitation, statements relating to the timing, benefits, costs, and synergies of the proposed merger with FNB (which we refer to as the “FNB merger”), and FB Financial’s future plans, results, strategies, and expectations. These statements can generally be identified by the use of the words and phrases “may,” “will,” “should,” “could,” “would,” “goal,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target,” “aim,” “predict,” “continue,” “seek,” “projection,” and other variations of such words and phrases and similar expressions. These forward-looking statements are not historical facts, and are based upon current expectations, estimates, and projections, many of which, by their nature, are inherently uncertain and beyond FB Financial’s control. The inclusion of these forward-looking statements should not be regarded as a representation by the FB Financial or any other person that such expectations, estimates, and projections will be achieved. Accordingly, FB Financial cautions shareholders and investors that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict and that are beyond FB Financial’s control. Although FB Financial believes that the expectations reflected in these forward- looking statements are reasonable as of the date of this presentation, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward- looking statements including, without limitation, (1) the risk that the cost savings and any revenue synergies from the proposed FNB merger or another acquisition may not be realized or take longer than anticipated to be realized, (2) disruption from the proposed FNB merger with customer, supplier, or employee relationships, (3) the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement with FNB, (4) the failure to obtain necessary regulatory approvals for the FNB merger, (5) the failure to obtain the approval of FNB’s shareholders for the merger, (6) the possibility that the costs, fees, expenses, and charges related to the FNB merger may be greater than anticipated, including as a result of unexpected or unknown factors, events, or liabilities, (7) the failure of the conditions to the FNB merger to be satisfied, (8) the risks related to the integration of acquired businesses (including the proposed FNB merger, FB Financial’s recent acquisition of branches from Atlantic Capital Bank, and any future acquisitions), including the risk that the integration of the acquired operations with those of FB Financial will be materially delayed or will be more costly or difficult than expected, (9) the risks associated with FB Financial’s pursuit of future acquisitions, (10) the risk of expansion into new geographic or product markets, (11) reputational risk and the reaction of the parties’ customers to the FNB merger, (12) FB Financial’s ability to successful execute its various business strategies, including its ability to execute on potential acquisition opportunities, (13) the risk of potential litigation or regulatory action related to the FNB merger, and (14) general competitive, economic, political, and market conditions. Many of these factors are beyond FB Financial’s ability to control or predict. If one or more events related to these or other risks or uncertainties materialize, or if FB Financial’s underlying assumptions prove to be incorrect, actual results may differ materially from the forward-looking statements. Accordingly, shareholders and investors should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this presentation, and FB Financial does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for FB Financial to predict their occurrence or how they will affect FB Financial. FB Financial qualifies all of its forward-looking statements by these cautionary statements. 2

Use of non-GAAP financial measures This presentation contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. These non-GAAP financial measures include, without limitation, adjusted net income, adjusted diluted earnings per share, adjusted pro forma net income, adjusted pro forma diluted earnings per share, core noninterest expense, core noninterest income, core efficiency ratio (tax-equivalent basis), banking segment core efficiency ratio (tax-equivalent basis), mortgage segment core efficiency ratio (tax-efficiency basis), adjusted mortgage contribution, and adjusted return on average assets and equity. Each of these non-GAAP metrics excludes certain income and expense items that the Company’s management considers to be non-core/adjusted in nature. The Company refers to these non-GAAP measures as adjusted or core measures. The presentation also presents tangible assets, tangible common equity, tangible book value per common share, tangible common equity to tangible assets, return on tangible common equity, return on average tangible common equity, adjusted return on average assets, adjusted return on average equity, adjusted return on average tangible common equity, pro forma return on average assets and equity and pro forma adjusted return on average assets and equity. Each of these non-GAAP metrics excludes the impact of goodwill and other intangibles. The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations as management believes such measures facilitate period-to-period comparisons and provide meaningful indications of its operating performance as they eliminate both gains and charges that management views as non-recurring or not indicative of operating performance. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrating the effects of significant non-core gains and charges in the current and prior periods. The Company’s management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and in the analysis of ongoing operating trends. In addition, because intangible assets such as goodwill and other intangibles, and the other items excluded each vary extensively from company to company, the Company believes that the presentation of this information allows investors to more easily compare the Company’s results to the results of other companies. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. You should understand how such other banking organizations calculate their financial measures similar or with names similar to the non-GAAP financial measures the Company has discussed herein when comparing such non- GAAP financial measures. The tables included in the Appendix to this presentation provide a reconciliation of these measures to the most directly comparable GAAP financial measures. 3

Strategic drivers Experienced Senior Management Team Strategic M&A and Elite Financial Capital Optimization Performance Scalable Platforms Enabled by Great Place to Work Technology Empowered Teams Across Attractive Metro and Community Markets 4

Over 110 years of history Organic growth Acquisitions Other 1990: 2001: 2004: 2008: 2014: 2015 - 2019: 2016: 2018: 2019: Jim Ayers Opened Opened branch Opened two Opened branch Awarded “Top Rebranded to Completed Opened branch acquired sole branches in in Knoxville branches in in Huntsville, Workplaces" by FB Financial secondary in Florence, control of the Nashville and Chattanooga Alabama The and Completed offering of Alabama Bank Memphis Tennessean IPO 3.7mm shares Year: 1906 1984 19881990 1996 1999 2001 2003 2004 20062007 2008 2010 2012 20132014 2015 2016 2017 2018 2019 1984: 1988: 1996: 1999: 2003: 2007: 2015: 2016: 2019: Jim Ayers Purchased Purchased Acquired Acquired The Acquired Acquired Completed core Acquired Atlantic Capital and assets of First Bank of First State Bank of branches Northwest operating platform branches associate National Bank West Bank of Murfreesboro in from Georgia Bank conversion acquired of Lexington; Tennessee Linden Nashville MSA AmSouth in Bank in Chattanooga the Bank Changed (Lexington) 2017: 2019: Tennessee MSA franchise and Nations Acquired Clayton Announced the community name to Bank branch Bank and Trust pending acquisition markets FirstBank (Camden) 2001: (Knoxville, TN) and of FNB Financial Acquired Bank of American City Bank Corp. Huntingdon (Tullahoma, TN) (Scottsville, KY) 1984 1996 1999 2001 2003 2004 2006 2007 2008 2010 2012 2014 2015 2016 2017 2018 2019 Assets ($bn) $0.3 $0.5 $0.8 $1.1 $1.1 $1.5 $1.9 $2.1 $2.1 $2.2 $2.4 $2.9 $3.3 $4.7 $5.1 $6.3(1) 1 Pro forma for pending acquisition of FNB Financial Corp. 5

Snapshot of FB Financial today

Company overview

- Second largest Nashville-headquartered bank and third largest Tennessee-based bank
- Originally chartered in 1906, one of the longest continually operated banks in Tennessee
- Completed the largest bank IPO in Tennessee history in September 2016
- Mr. James W. Ayers currently owns ~44% of FB Financial following 2018 secondary offering
- Attractive footprint in both high growth metropolitan markets and stable community markets
  - Located in six attractive metropolitan markets in Tennessee & Alabama
  - Strong market position in twelve community markets
  - Mortgage offices located throughout footprint and strategically across the southeast, with a national online platform
- Provides community banking, relationship-based customer service with the products and capabilities of a larger bank
  - Local people, local knowledge and local authority
  - Personal banking, commercial banking, investment services, trust and mortgage banking
- Completed Atlantic Capital branch deal in April 2019 with $588.9 million in deposits and $375.0 million in loans. Announced FNB Financial Corp. acquisition in September 2019 with $251.2 million in total assets.

Current organizational structure

FB Financial Corporation
100% stockholder of FirstBank
↓
FB FirstBank

Financial highlights

Balance sheet data ($mm)	9/30/2019
Total assets	$6,089
Loans - HFI	4,345
Total deposits	4,922
Shareholder's equity	745

Key metrics (%)	YTD 2019
Adjusted ROAA (%)	1.59%[1]
Adjusted ROATCE (%)	16.8%[1]
NIM (%)	4.42%
Core Efficiency (%)	65.1%[1]
Tangible Common Equity / Tangible Assets (%)	9.4%[1]

Note: Unaudited financial data as of September 30, 2019

[1] Non-GAAP financial measure. See "Use of non-GAAP financial measures" and "Reconciliation of non-GAAP financial measures" in the Appendix hereto.

FB FirstBank

6

A leading community bank headquartered in Tennessee

Top 10 banks in Tennessee[1]

Rank	Name	Headquarters	Branches (#)	TN deposits ($bn)	Deposit market share (%)	Percent of company deposits (%)
1	First Horizon	Memphis, TN	164	$25.0	15.6%	43.8%
2	Regions	Birmingham, AL	217	18.4	11.5%	18.7%
3	BB&T	Winston-Salem, NC	147	15.5	9.7%	4.7%
4	Pinnacle	Nashville, TN	48	13.5	8.5%	69.3%
5	Bank of America	Charlotte, NC	58	12.6	7.9%	0.9%
6	**FB Financial**	**Nashville, TN**	**60**	**4.4**	**2.7%**	**86.8%**
7	U.S. Bancorp	Minneapolis, MN	91	3.5	2.2%	1.0%
8	Franklin Financial	Franklin, TN	15	3.1	2.0%	100.0%
9	Wilson	Lebanon, TN	28	2.3	1.5%	100.0%
10	Reliant Bancorp	Brentwood, TN	31	2.3	1.5%	100.0%

Top 10 banks under $30bn assets in Tennessee[1,2]

Rank	Name	Headquarters	Branches (#)	TN deposits ($bn)	Deposit market share (%)	Percent of company deposits (%)
1	Pinnacle	Nashville, TN	48	13.5	8.5%	69.3%
2	**FB Financial**	**Nashville, TN**	**60**	**4.4**	**2.7%**	**86.8%**
3	Franklin Financial	Franklin, TN	15	3.1	2.0%	100.0%
4	Wilson	Lebanon, TN	28	2.3	1.5%	100.0%
5	Reliant Bancorp	Brentwood, TN	31	2.3	1.5%	100.0%
6	Simmons First	Pine Bluff, AR	42	2.0	1.3%	12.3%
7	CapStar Financial	Nashville, TN	13	1.7	1.1%	100.0%
8	Home Federal	Knoxville, TN	23	1.7	1.1%	100.0%
9	SmartFinancial	Knoxville, TN	24	1.7	1.1%	73.4%
10	Educational Services	Farragut, TN	14	1.6	1.0%	100.0%

#2 community bank in Tennessee[2]

Source: SNL Financial; Note: Deposit data as of June 30, 2019; Pro forma for completed acquisitions since June 30, 2019 and pending acquisitions announced as of November 7, 2019.
[1] Sorted by deposit market share, deposits are limited to Tennessee.
[2] Community bank defined as banks with less than $30bn in assets.

FB FirstBank

7

Attractive footprint with balance between stable community markets and high growth metropolitan markets Our current footprint1  Market rank by deposits:  Nashville (12th) Nashville MSA  Chattanooga (5th) Knoxville MSA  Knoxville (9th)  Jackson (3rd)  Memphis (28th) th Jackson MSA  Huntsville (19) Memphis MSA Chattanooga MSA Huntsville MSA Metropolitan markets Community markets Total loans (excluding HFS)2 - $4.3bn Total full service branches2 – 68 branches Total deposits2 - $4.9bn Other Mortgage / 12% Other Community 9% 41% Community Metropolitan 19% 69% Metropolitan Metropolitan 58% 59% Community 33% 1 Source: SNL Financial. Statistics are based upon county data. Market data is as of June 30, 2019 and is presented on a pro forma basis for completed acquisitions since June 30, 2019 and pending acquisitions as of November 11, 2019. Size of bubble represents size of company deposits in a given market. 2 Financial and operational data as of September 30, 2019. 8

Well positioned in attractive metropolitan markets

Nashville rankings: "The new 'it' City" – *The New York Times*[1]

# 1	Metro for professional and business service jobs[2]
# 2	Most attractive mid-sized cities for business[3]
# 3	Fastest growing large metro economy[4]
# 4	Healthiest economy in top 100 metro areas[5]

Home to leading companies…with more on the way

HCA Hospital Corporation of America – Nissan North America HQ – Dollar General – Bridgestone Americas, Inc.

AllianceBernstein LP to base 1,050 jobs in Davidson county

Amazon operations hub will bring as many as 5,000 jobs

Nashville growth

Population growth 2010 – 2019 (%)



6.6%
17.0%
US
Nashville

Projected population growth 2019 – 2024 (%)



3.6%
6.8%
US
Nashville

Projected median HHI growth 2019 – 2024 (%)



8.8%
11.1%
US
Nashville

Chattanooga

- 4th largest MSA in TN
- Diverse economy with over 24,000 businesses
- Employs over 260,000 people
- Focused on attracting tech companies and start-ups; first municipality to debut a gigabit network

Memphis

- 2nd largest MSA in TN
- Diversified business base and has the busiest cargo airport in North America
- 11.5 million tourists visit annually, generating more than $3.3 billion for the local economy in 2016

Knoxville

- 3rd largest MSA in TN
- Approximately 14,000 warehousing and distribution jobs are in the area and account for an annual payroll of $3.8 billion
- Well situated to attract the key suppliers and assembly operations in the Southeast

Huntsville

- Located in northern Alabama
- One of the strongest technology economies in the nation, with the highest concentration of engineers in the United States
- 6th largest county by military spending in the country

Jackson

- 8th largest MSA in TN
- Complements and solidifies our West Tennessee franchise
- FirstBank is an established leader with #3 market share

Source: S&P Market Intelligence; Chattanooga, Knoxville, Memphis, Huntsville Chambers of Commerce, U.S. Department of Labor, Bureau of Labor Statistics, NAICS;
[1] January 9, 2013 *"Nashville Takes its Turn in the Spotlight"*; [2] Forbes, June 2017;
[3] KPMG, April 2014; [4] Headlight Data, July 2017; [5] ACBJ, October 2017.

FB FirstBank

9

YTD 2019 highlights

Key highlights

- Adjusted diluted EPS[1] of $2.13, resulting in adjusted ROAA[1] of 1.59% and adjusted ROATCE[1] of 16.8%
- Completed acquisition of branches from Atlantic Capital Bank with $375.0 million in loans and $588.9 million in deposits on April 5, 2019; results to date in line with transaction assumptions
- Announced acquisition of FNB Financial Corporation in Scottsville, KY on September 17, 2019
- Loans (HFI) grew to $4.3 billion, a 22.8% increase from 3Q 2018; year-over-year organic growth of 12.2%
- Customer deposits grew to $4.9 billion, a 21.9% increase from 3Q 2018; year-over-year organic growth of 7.2%
- Continued customer-focused balance sheet growth resulting in a net interest margin of 4.42% for YTD 2019
- Total mortgage contribution, adjusted[1] of $8.7 million in YTD 2019; completed the exit of wholesale mortgage channels in August

Financial results

	YTD 2019
Diluted earnings per share	$1.97
Adjusted diluted earnings per share[1]	*$2.13*
Net income ($million)	$62.2
Adjusted net income[1] ($million)	*$67.2*
Net interest margin	4.42%
Impact of accretion and nonaccrual interest (bps)	*17*
Return on average assets	1.47%
Adjusted return on average assets[1]	*1.59%*
Return on average equity	11.7%
Adjusted return on average equity[1]	*12.7%*
Return on average tangible common equity[1]	15.6%
Adjusted return on average tangible common equity[1]	*16.8%*
Efficiency ratio	67.8%
Core efficiency ratio[1]	*65.1%*

[1] Results are non-GAAP financial measures that adjust GAAP reported net income, total assets, equity and other metrics for certain intangibles, income and expense items as outlined in the non-GAAP reconciliation calculations, using a combined marginal income tax rate of 26.06% excluding one-time items. See "Use of non-GAAP financial measures" and the Appendix hereto for a discussion and reconciliation of non-GAAP financial measures.

FB FirstBank

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Consistently delivering balanced profitability and growth

Pro forma return on average assets, adjusted[1,2]


Increased adjusted ROAA by 75 bps
0.84%
0.91%
1.21%
1.46%
1.52%
1.69%
1.59%
2013
2014
2015
2016
2017
2018
YTD 2019

Drivers of profitability

Loans / deposits


Loans excluding HFS
Loans HFS
77%
84%
81%
88%
101%
95%
94%
3%
10%
11%
19%
15%
7%
6%
74%
74%
70%
69%
86%
88%
88%
2013 2014 2015 2016 2017 2018 3Q19

Net interest margin


3.75%
3.93%
3.97%
4.10%
4.46%
4.66%
4.42%
2013 2014 2015 2016 2017 2018 YTD 2019

Core efficiency ratio[2]


75.4%
73.9%
73.1%
70.6%
68.1%
65.8%
65.1%
2013 2014 2015 2016 2017 2018 YTD 2019

NPLs (HFI) / loans (HFI) (%)


2.12%
1.21%
0.68%
0.54%
0.32%
0.46%
0.47%
2013 2014 2015 2016 2017 2018 3Q19

[1] Pro forma net income and tax-adjusted return on average assets include a pro forma provision for federal income taxes using a combined effective income tax rate of 35.37%, 35.63%, 35.08%, and 36.75% for the years ended December 31, 2013, 2014, 2015, and 2016, respectively, and also includes the exclusion of a one-time tax charge from C Corp conversion in 3Q 2016 and the 4Q 2017 benefit from the 2017 Tax Cuts and Jobs Act. Non-GAAP financial measures. A combined effective tax rate of 26.06% is being applied for the year ended December 31, 2018 and YTD 2019.

[2] See "Use of non-GAAP financial measures," and "Reconciliation of non-GAAP financial measures" in the Appendix hereto.

FB FirstBank

11

Net interest margin remains strong Historical yield and costs 7.0% $6,000 6.0% $5,000 5.0% $4,000 4.0% $3,000 3.0% ($mm) $2,000 2.0% Yields and (%) Costs 1.0% $1,000 assets earning Avg. interest -- $0 2013 2014 2015 2016 2017 2018 YTD 2019 NIM (%) 3.75% 3.93% 3.97% 4.10% 4.46% 4.66% 4.42% Impact of accretion and nonaccrual NA NA 0.01% 0.17% 0.24% 0.20% 0.17% interest (%)2 Deposit cost (%) 0.48% 0.36% 0.30% 0.29% 0.42% 0.76% 1.13% Average interest earning assets Yield on loans Loan (HFI) yield Cost of deposits NIM 2017 2018 YTD 2019 Contractual interest rate on loans HFI1 4.95% 5.42% 5.58% Origination and other loan fee income 0.32% 0.39% 0.33% 5.27% 5.81% 5.91% Nonaccrual interest collections 0.14% 0.04% 0.01% 1 Includes tax-equivalent adjustment. Accretion on purchased loans 0.22% 0.23% 0.20% 2 Data for nonaccrual interest collections not available prior to 2016. NA = not available Loan syndication fees 0.03% 0.01% 0.01% Total loan yield (HFI) 5.66% 6.09% 6.13% 12

Consistent loan growth and balanced portfolio Total loan growth1 ($mm) and commercial real estate concentration % of Risk-Based Capital Commercial real estate (CRE) concentration2 12/31/18 9/30/19 $4,345 C&D loans subject to 100% risk- $3,668 99% 89% $3,167 based capital limit $1,702 $1,849 $1,341 $1,416 Total CRE loans subject to 300% 238% 255% 2013 2014 2015 2016 2017 2018 2Q19 risk-based capital limit Loan portfolio breakdown1 Other Other 4Q 2012 5% 1-4 family 3Q 2019 6% 1-4 family 19% 17% 1-4 family HELOC 5% C&I 1-4 family C&I Multifamily 38% HELOC 37% 2% 13% C&D Multifamily 12% 3% C&D CRE 8% CRE 14% 21% Total Loans HFI: $1,240 million Total HFI loans: $4,345 million 1 Exclude HFS loans; C&I includes owner-occupied CRE; CRE excludes owner-occupied CRE. 2 Risk-based capital at FirstBank as defined in Call Report. 13

Stable core deposit franchise Total deposits ($mm) Cost of deposits Noninterest bearing 1(%) Cost of total deposits (%) 30.0% 25.7% 26.1% 24.2% 25.0% 22.8% 22.8% 24.7% 19.8% 20.0% 0.76% 1.13% 15.0% $4,922 $4,172 0.42% $3,664 10.0% 0.29% $2,672 0.48% $2,438 5.0% 0.36% $1,804 $1,924 0.30% 0.0% 2013 2014 2015 2016 2017 2018 3Q19 2013 2014 2015 2016 2017 2018 YTD 2019 Noninterest bearing deposits ($mm)1 Deposit composition as of September 30, 2019 Time 24% Noninterest- bearing checking 25% Savings $1,214 4% $888 $949 Interest-bearing $627 $697 checking $357 $438 Money market 21% 26% 2013 2014 2015 2016 2017 2018 3Q19 46% Checking accounts 1 Includes mortgage servicing-related escrow deposits of $45.4 million, $53.7 million and $53.5 million for the years ended December 31, 2016, 2017 and 2018, respectively, and $121.4 million as of September 30, 2019. There were no mortgage servicing-related escrow deposits prior to those periods. 14

Mortgage operations overview

Highlights

- Total Mortgage adjusted pre-tax contribution[1] of $8.7 million for YTD 2019; adjusted for $2.0 million of restructuring expenses
- Mortgage banking income $74.7 million, down 8.5% from YTD September 30, 2018
- Falling rate environment has led to accelerated MSR prepayments
- Completed the exit of wholesale origination channels (TPO & Correspondent)
- Exit of wholesale origination channels allows additional focus on enhancing retail channels and improving operating efficiency moving forward

Mortgage banking income ($mm)

	2017	2018	YTD 2019
Gain on Sale	$ 103.7	$ 98.1	$64.9
Fair value changes	$ 3.5	$ (9.3)	$7.8
Servicing Revenue	$ 13.2	$ 20.6	$12.8
Fair value MSR change	$ (3.5)	$ (8.7)	$(10.8)
Total Income	$116.9	$100.7	$74.7

Mortgage production



Retail
Consumer Direct
Wholesale[3]
2017
2018
YTD 19

	2017	2018	YTD 19
IRLC volume:	$7.57bn	$7.12bn	$4.82bn
IRLC pipeline[4]:	$504mm	$319mm	$680mm
Refinance %:	42%	34%	54%
Purchase %:	58%	66%	46%

Total adjusted pre-tax contribution[1] (%)



Banking (excluding retail footprint)
Total Mortgage (including retail footprint)
YTD 18
7.9%
92.1%
YTD 19
9.7%
90.3%

1 Non-GAAP financial measure. See "Use of non-GAAP financial measures," and "Reconciliation of non-GAAP financial measures" in the Appendix hereto.
2 See forward looking statements on Slide 1.
3 Wholesale defined as TPO and Correspondent channels, which were divested in 2019.
4 As of the respective period end.

FB FirstBank

15

Improving operating leverage remains a key objective Improving operating efficiency Core efficiency ratio1 (tax-equivalent basis)  Consolidated YTD 2019 core efficiency 1 ratio of 65.1% driven by Banking Banking Segment, declined 13.7 percentage points since 2013 segment core efficiency ratio1 of 57.8% Consolidated, declined 10.3 percentage points since 2013 Mortgage Segment  Integration of Atlantic Capital branch acquisition completed and in line with expectations 97.2% 98.4% 95.9% 94.1% 86.6% 85.2% 82.7%  Improved mortgage profitability as 75.4% 73.9% 73.1% 71.5% 70.6% restructuring continues, offset by reduced 69.3% 67.6% 68.1% 63.8% 65.8% 65.1% 60.6% servicing income and higher net MSR fair 56.5% 57.8% value changes  Core bank operating expense growth in mid-single digits  Continued investment in revenue 2013 2014 2015 2016 2017 2018 YTD 2019 producers, technology and operational capabilities to improve on scalable platform 1 Non-GAAP financial measure. See “Use of non-GAAP financial measures,” and “Reconciliation of non-GAAP financial measures” in the Appendix hereto. 16

Strong asset quality Nonperforming ratios Classified & PCI loans ($mm) NPLs (HFI) / loans (HFI) NPAs / assets¹ Classified Purchased credit impaired 2.12% $89 $79 $70 $69 1.72% 1.53% $65 $66 $63 $55 $55 1.21% 1.01% $46 0.86% 0.68% 0.61% 0.62% 0.54%0.58% 0.46% 0.47% $21 0.32% $16 $0 $0 2013 2014 2015 2016 2017 2018 3Q19 2013 2014 2015 2016 2017 2018 3Q19 LLR / loans Net charge-offs (recoveries) / average loans 0.35% 2.41% 2.05% 0.10% 1.50% 0.07% 1.18% 0.04% 0.05% 0.00% 0.76% 0.79% 0.72% (0.13%) 2013 2014 2015 2016 2017 2018 2Q19 2013 2014 2015 2016 2017 2018 YTD 2019 1 Includes acquired excess land and facilities for all periods subsequent to the acquisition of the Clayton Banks and GNMA rebooked loans for 2017. 17

Strong capital position for future growth Capital position Tangible book value per share2 12/31/17 12/31/18 9/30/19 $18.03 $17.02 $14.56 Shareholder’s equity / 12.6% 13.1% 12.2% Assets $11.56 TCE / TA2 9.7% 10.5% 9.4% 3Q16 4Q17 4Q18 3Q19 Common equity tier 1 / 10.7% 11.7% 10.8% Simple capital structure Risk-weighted assets Trust Tier 2 ALLL Preferred 5% Tier 1 capital / Risk- 5% 11.4% 12.4% 11.3% weighted assets Total capital / Risk- Common 12.0% 13.0% 12.0% Equity Tier weighted assets 1 Capital 90% Tier 1 capital / Average assets 10.5% 11.4% 10.1% 1 (Leverage Ratio) Total regulatory capital : $614.7 million 1 Total regulatory risk based capital, FB Financial Corporation. 2 Non-GAAP financial measure. See “Use of non-GAAP financial measures,” and “Reconciliation of non-GAAP financial measures” in the Appendix hereto. 18

M&A strategy[1]



MISSOURI
Clarksville
Glasgow
Kingsport
Johnson City
Asheville
Greenville
NORTH CAROLINA
Atlanta
Birmingham
Tuscaloosa
MISSISSIPPI
GEORGIA
FBK Current
FBK Pending
Existing Markets
Expansion Markets

Drive Times

- Tuscaloosa:
  - Nashville ~3.5 hours
  - Huntsville ~2 hours
- Birmingham:
  - Nashville >3 hours
  - Huntsville ~1.5 hours
- Atlanta:
  - Nashville ~3.5 hours
  - Chattanooga <2 hours
- Greenville:
  - Nashville ~5 hours
  - Knoxville <3 hours
- Asheville:
  - Nashville ~4 hours
  - Knoxville ~2 hours

Consolidation strategy across existing and contiguous markets

- Actively evaluate desirable opportunities in current and expansion markets, highlighted above
  - Financially attractive (EPS accretion, limit TBV dilution)
  - Cultural and strategic fit
- Consolidate across Tennessee as attractive opportunities arise
- Potential targets in current footprint:
  - 23 banks headquartered in TN between $400 million and $750 million in assets
  - 10 banks between $750 million and $1 billion
  - 13 banks $1 billion to $3 billion in assets
- Maintain positive, ongoing dialogue with targets to position ourselves as an option when they are ready to create a partnership
- Potential targets in highlighted markets:
  - 26 banks headquartered in highlighted MSAs $400 million - $3 billion in assets, 9 of which are greater than $1 billion
  - 15 additional banks in community markets $400 million - $3 billion, 4 of which are greater than $1 billion
- Existing FirstBank Mortgage offices in Tuscaloosa, Birmingham and Atlanta MSAs

[1] See Forward Looking Statements on slide 1.

FB FirstBank

19

M&A update: announced acquisition of FNB Financial Corp. September 17, 2019 Pro Forma Footprint FNB Highlights FBK  Parent company of Farmers National Bank of Scottsville, which was founded in 1923 FNB Nashville MSA  All 5 branches in the Bowling Green MSA, with 3 branches in Bowling Green and 2 branches in Scottsville Bowling Green MSA  The Bowling Green MSA is the fastest growing MSA in Kentucky, is contiguous to the Nashville MSA, and provides a natural expansion opportunity  Quality deposit base with 28% noninterest bearing deposits & granular loan portfolio Farmers National Bank of Scottsville Selected Financials(1) 9/30/19 Total Assets$ 251,216 9/30/19 Loans HFI 174,850 9/30/19 ALLL 1,907 9/30/19 Deposits 201,909 9/30/19 Consolidated Equity(2) 41,275 YTD 9/30/19 ROAA 1.27% YTD 9/30/19 Efficiency Ratio (FTE) 64.6% 3Q 2019 Net Interest Margin 4.08% 3Q 2019 Yield on Loans 5.84% 3Q 2019 Cost of Deposits 0.92% 9/30/19 NPAs / Assets 0.39% 9/30/19 Reserves / NPLs 192.4% 9/30/19 Reserves / Loans 1.09% 9/30/19 TCE / TA 16.4% 9/30/19 Total RBC Ratio 22.0% Source: S&P Global Market Intelligence (1) Financials are bank-level (2) Consolidated FNB Financial Corp. equity. 20

FNB Financial Corp. transaction summary

Strategic Rationale	■ Expand into attractive Bowling Green MSA ranked 7th in deposit market share ■ Dominant market share in Scottsville, KY with 54.5% of deposits ■ Strong financial performer with net interest margin > 4.00% and ROAA > 1.15% ■ Longstanding deposit relationships of a community bank founded in the 1920's with a footprint in a high growth MSA ■ Retain key management and local advisory board; similar culture ■ Low execution risk; operate on same core processing system (Jack Henry)
Transaction Summary	■ Transaction consideration of 954,827 shares of FBK common stock and $15.0 million of cash, or $51.9 million based on FBK closing price of $38.67 on September 16, 2019 ■ Price / Tangible Book Value: 1.29x ■ Price / LTM Net Income: 16.4x ■ Core Deposit Premium: 6.9% ■ Transaction is subject to customary regulatory approvals and FNB shareholder approval; closing is expected Q1 '20
Financial Impact	■ Immediate marginal EPS accretion (excluding one time charges and CECL related provision) ■ Neutral to TBVPS at close of the transaction (including CECL impact and one time charges) ■ ~20% IRR ■ Estimated neutral to regulatory capital ratios

Source: S&P Global Market Intelligence

FB FirstBank

21

Appendix 22

Reconciliation of non-GAAP financial measures Pro forma net income, adjusted Pro forma diluted earnings per share, adjusted 1 2016 includes loss on sale of mortgage servicing rights, impairment of mortgage servicing rights, gain on sales or write-downs of other real estate owned and other assets and gain on sale of securities; 2015 includes bargain purchase gain and gain from securities; 2014 includes gain from securities. 2 The Company terminated its S-Corporation status and became a taxable corporate entity (“C Corporation”) on September 16, 2016 in connection with its initial public offering. Pro forma amounts for income tax expense, adjusted, and diluted earnings per share, adjusted, have been presented assuming the Company’s pro forma effective tax rate of 36.75%, 35.08%, 35.63%, 35.37%, and 33.76% for the years ended December 31, 2016, 2015, 2014, and 2013, respectively, and also includes the exclusion of a one-time tax change from C Corp conversion in 3Q 2016 and the 4Q 2017 benefit from the 2017 Tax Cuts and Jobs Act. 2019 and 2018 use a marginal tax rate on adjustments of 26.06%; 2017 uses a marginal tax rate on adjustments of 39.23%. 23

Reconciliation of non-GAAP financial measures (cont’d) Tax-equivalent core efficiency ratio(1) (1) Efficiency ratio (GAAP) is calculated by dividing non-interest expense by total revenue. 24

Reconciliation of non-GAAP financial measures (cont’d) Segment tax-equivalent core efficiency ratio 1 Includes mortgage segment other noninterest mortgage banking expense, depreciation, loss on sale of mortgage servicing rights and amortization and impairment of mortgage servicing rights. 25

Reconciliation of non-GAAP financial measures (cont’d) Tangible book value per common share and tangible common equity to tangible assets 26

Reconciliation of non-GAAP financial measures (cont’d) Return on average tangible common equity Return on average tangible common equity, adjusted 27

Reconciliation of non-GAAP financial measures (cont’d) Pro forma return on average assets and equity, adjusted 28

Reconciliation of non-GAAP financial measures (cont’d) Total mortgage contribution, adjusted 29